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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 7, 2003

                            RELIANT RESOURCES, INC.
             (Exact Name of Registrant as Specified in its Charter)

           DELAWARE                       1-16455               76-0655566
 (State or Other Jurisdiction    (Commission File Number)      (IRS Employer
       of Incorporation)                                    Identification No.)


                     1111 LOUISIANA STREET
                        HOUSTON, TEXAS                        77002
           (Address of Principal Executive Offices)        (Zip Code)


       Registrant's telephone number, including area code: (713) 497-3000

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ITEM 5.  OTHER EVENTS.

Attached hereto as Exhibit 99.2 and incorporated by reference herein is the text of Reliant Resources, Inc.'s announcement that its Board of Directors had set June 4, 2003 as the date of its Annual Meeting of Stockholders and April 7, 2003 as the record date to determine the stockholders entitled to vote at such meeting, as presented in a press release dated March 12, 2003



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

                  99.1 Press Release issued by Reliant Resources, Inc. on March 7, 2003 announcing its intention to exit its proprietary trading activities.


                  99.2 Press Release issued by Reliant Resources, Inc. on March 12, 2003 announcing the date of the Annual Meeting of Stockholders and the record date to determine the stockholders entitled to vote at such meeting.



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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          RELIANT RESOURCES, INC.
                                                         (Registrant)



Date: March 17, 2003             By:             /s/ Mark M. Jacobs
                                    -------------------------------------------
                                                   Mark M. Jacobs
                                                   Executive Vice President and
                                                   Chief Financial Officer




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                                 EXHIBIT INDEX

Exhibit
Number   Exhibit Description

99.1 Press Release issued by Reliant Resources, Inc. on March 7, 2003 announcing its intention to exit its proprietary trading activities.

99.2 Press Release issued by Reliant Resources, Inc. on March 12, 2003 announcing the date of the Annual Meeting of Stockholders and the record date to determine the stockholders entitled to vote at such meeting.